Exhibit 99.1

FOR IMMEDIATE RELEASE:

Blonder Tongue Announces U.S. Patent Grant for its Networking Modules for Display Systems

OLD BRIDGE, NJ / October 13, 2020 / Blonder Tongue Laboratories, Inc. (NYSE American: BDR) is pleased to report that the US Patent and Trademark Office (USPTO) has issued a patent, US10,805,660, for certain technologies within Blonder Tongue’s DOCSIS Data (DMM) series of products.

The DMM series of products are presently being deployed by telecommunications, cable television, and IP market distribution companies to receive, process, and distribute data, video, and audio content to enterprise locations such as hospitality, sports venues, healthcare, educational and financial institutions. The ’660 patented technology is targeted to solve the service operator challenges relating to the ability to concurrently deliver (1) traditional live TV entertainment service along with (2) on-demand-based Over-The-Top (OTT) TV entertainment service, (3) wireline-based data and telephony services, and (4) wireless-based data and telephony services. In addition to solving service concurrency challenges, because the patented technology is modular, the BT Labs solution presents a cleaner, more secure solution, and one that conforms to major hospitality brand standards for separable video, telephony and data service delivery.

Additionally, the BT Labs solution easily accommodates the migration of wireline to wireless, and accommodates subsequent wireless service upgrades by a simple replacement of the networking module.

About Blonder Tongue

Blonder Tongue Laboratories, Inc. is the oldest designer and manufacturer of cable television video transmission technology in the USA. The majority of our products continue to be designed and built in our state-of-the-art New Jersey facility, which has been the Company’s home for more than 50 years. Blonder Tongue Labs offers U.S.-based engineering and manufacturing excellence with an industry reputation for delivering ultra-high reliability products. As a leader in cable television system design, the Company provides service operators and systems integrators with comprehensive solutions for the management and distribution of digital video, IPTV and high-speed data services, as well as RF broadband distribution over fiber, IP, and Coax networks for homes and businesses. Additional information on the Company and its products can be found at www.blondertongue.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The information set forth above includes “forward-looking” statements and accordingly, the cautionary statements contained in Blonder Tongue’s Annual Report and Form 10-K for the year ended December 31, 2019 (See Item 1: Business, Item 1A: Risk Factors, Item 3: Legal Proceedings and Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other filings with the Securities and Exchange Commission are incorporated herein by reference. The words “believe”, “expect”, “anticipate”, “project”, “target”, “intend”, “plan”, “seek”, “estimate”, “endeavor”, “should”, “could”, “may” and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections for our future financial performance, our anticipated growth trends in our business and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Blonder Tongue undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Blonder Tongue’s actual results may differ from the anticipated results or other expectations expressed in Blonder Tongue’s “forward-looking” statements.

Contacts

Bob Palle

Managing Director of Strategic Accounts
bpalle@blondertongue.com
(732) 679-4000

Ted Grauch

Chief Executive Officer
tgrauch@blondertongue.com
(732) 679-4000